                                                                   EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 for the PurchaseSoft, Inc. (formerly Greentree Software, Inc.) 1997 Stock Option Plan of our report dated July 1, 1998, which appears on page F-2 of the Annual Report on Form 10-KSB for the year ended May 31, 1998.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 1999




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